UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 28, 2019, Trovagene, Inc. (the “Company”) issued a press release announcing that two abstracts, highlighting data from the Company’s lead clinical programs of onvansertib in Acute Myeloid Leukemia (AML) and metastatic Castration-Resistant Prostate Cancer (mCRPC), respectively, have been accepted for presentation at the American Association for Cancer Research (AACR) Annual Meeting, March 29 - April 3, 2019 in Atlanta, GA. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Trovagene, Inc. dated February 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2019

TROVAGENE, INC.

By:	/s/ Thomas Adams
Thomas Adams
Chief Executive Officer